UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             December 22, 2008
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events

On December 22, 2008, Unisys Corporation announced that the company was taking actions expected to reduce its annual cost structure by more than $225 million. Initial cost-reduction actions are focused on reducing SG&A expenses and controlling or reducing labor costs. These actions to reduce costs include reductions in third-party expenses, facility consolidations, headcount reductions of approximately 1,300 positions worldwide and a suspension of company matching contributions to the U.S. 401(k) plan, which had been costing about $50 million annually. The headcount reductions have begun and will continue into 2009. Along with the above items, the company also plans to forgo 2009 salary increases in most of the company's markets.

The company also announced that it expects to take a fourth-quarter 2008 restructuring charge in the $80 to $85 million range. The total cash requirements related to the charge are expected to be about $70 to $75 million. The charge will not require an acceleration of cash requirements, as severance and facility charges will be paid out over severance and lease periods.

The company's press release is attached as Exhibit 99 hereto.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99    Press release dated December 22, 2008


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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: December 23, 2008                           By: /s/ Janet B. Haugen
                                                      -------------------------
                                                      Janet B. Haugen
                                                      Senior Vice President, and
                                                      Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------
99                        Press release dated December 22, 2008